SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 9, 2004

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State of Incorporation or Organization)	(Commission File Number	(I.R.S. Employer Identification No.)

1360 O’Brien Drive, Menlo Park, California		94025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code: (650) 462-5900

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

Exhibits
99.1	Depomed, Inc. Press Release issued on August 9, 2004

Item 12.  Results of Operation and Financial Condition

On August 9, 2004, Depomed, Inc. issued a press release announcing its financial results for the period ended June 30, 2004.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instructions B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEPOMED, INC.

/s/ John F. Hamilton
John F. Hamilton
Vice President - Finance and Chief Financial Officer

Date:  August 10, 2004

EXHIBIT INDEX

Exhibit
99.1	Depomed, Inc. Press Release issued on August 9, 2004